THE ARBITRAGE FUNDS

Water Island Event-Driven Fund

(the “Fund”)

Supplement dated February 25, 2021 to the Summary Prospectus dated September 30, 2020

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS

Upon the recommendation of Water Island Capital, LLC, the investment adviser to the Fund, the Board of Trustees of The Arbitrage Funds has approved the conversion of the Fund’s Class C shares into Class I shares and the subsequent termination of the Fund’s Class C shares.

Effective immediately, Class C shares of the Fund are closed to purchases. Effective on or about April 27, 2021, Class C shares of the Fund will be converted into Class I shares of the Fund with the same relative aggregate net asset value, and the Class C shares will be terminated thereafter. Class I shares do not have any 12b-1 fees and are not subject to any contingent deferred sales charge. No sales load, fee, or other charge will be imposed on the conversion of these shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by shareholders, although each shareholder should consult with his or her own tax adviser.

At any time prior to the conversion, shareholders may redeem Class C shares of the Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. Redemptions for Class C shares may generally be effected only through broker-dealers, retirement platforms, and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares. The Fund will not impose a contingent deferred sales charge on any Class C shares redeemed that were held fewer than 12 months.

Effective February 22, 2021, Edward Chen is no longer a portfolio manager for the Fund. All references to Mr. Chen are hereby deleted from the Summary Prospectus. Also, effective February 22, 2021, Curtis Watkins, CFA is a portfolio manager of the Fund.

The following hereby replaces the disclosure under the heading “Portfolio Managers” in the Summary Prospectus on page 9:

Portfolio Manager	Portfolio Manager Since
Roger Foltynowicz, CFA, CAIA	October 2010
Todd Munn	October 2010
Gregory Loprete	October 2010
John Orrico, CFA, CIO, and President and Trustee of The Arbitrage Funds	March 2018
Curtis Watkins, CFA	February 2021

Please retain this supplement for future reference.